HYSTER
45-31CH
Yale
Yale
HYSTER
Yale

HYSTER-YALE
MATERIALS HANDLING

BAIRD INDUSTRIAL CONFERENCE November 6, 2013 Exhibit 99.1

Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include, without limitation, reduction in demand for lift trucks and related aftermarket parts and service on a global basis; the ability of our dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions; customer acceptance of pricing; delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers; exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which we operate and/or sell products; delays in manufacturing and delivery schedules; bankruptcy of or loss of major dealers, retail customers or suppliers;
customer acceptance of, changes in the costs of, or delays in the development of new products; introduction of new products by, or more favorable product pricing offered by, our competitors; product liability or other litigation, warranty claims or returns of products; the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives; changes mandated by federal, state and other regulation, including health, safety or environmental legislation; the ability to enter into new financing arrangements on terms acceptable to the Company and other risks identified in the Company’s Annual Report on
Form 10-K and other filings with the Securities and Exchange Commission. Many of these factors are outside of the Company’s control.

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY)
Leading global designer, manufacturer and marketer of lift
trucks and provider of aftermarket parts and support
Headquartered in Cleveland, Ohio
Over 5,800 employees in 10 countries
LTM 9/30/13 Revenue – $2.6 billion
LTM 9/30/13 Net income - $116.7 million
LTM 9/30/13 EBITDA (1) – $161.1 million
9/30/13 Net debt – $62.9 million cash
LTM 9/30/13 ROTCE (1) of 34.6% (Net Debt Basis)
_____________________
(1) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 21.

HYSTER-YALE
MATERIALS HANDLING

HYSTER-YALE
MATERIALS HANDLING

Economic Engine is Driven by Unit Volume
Volume
Economies
of Scale
Parts and Service
Volume
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Drivers of long term competitive advantage
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Large Lift Truck
Population in Service
Basic Business Areas

1,200
900
600
300
0
951
872
547
794
975
944
980
2007
2008
2009
2010
2011
2012
2013 LTM

Middle East & Africa 6%
Asia Pacific 7%
Japan 7%
Europe 30%
Americas 24%
China 25%

HYSTER-YALE MATERIALS HANDLING

Growth similar to GDP levels in developed markets with emerging markets driving expansion, particularly China
Strong demand for warehouse and distribution industry applications
Increasing focus on battery technology development
Importance of total lifecycle cost of ownership
Industry Overview
_____________________
Source:  WITS.  Represents order intake.
_____________________
Source: WITS.  9/30/13 YTD order intake.
Long-term CAGR (2002 – 2012) = 5.3%
Global Lift Truck Industry Size
Global Lift Truck Industry Breakdown (Units)
Key Themes
(units in thousands)

Year on year change

HYSTER-YALE MATERIALS HANDLING

NMHG – Industry Sales Growth
(units in thousands)
_____________________
Source:  WITS and Company data.  Represents order intake.
NMHG sales growing faster than industry
~10% Y/Y sales increase in Q2 and Q3 2013
Focus on key product segments delivering benefits
Five key initiatives beginning to take hold
NMHG Sales vs. Global Lift Truck Industry
Key Themes
-2.6%
0.3%
7.3%
7.0%
-3.7%
2.4%
9.6%
10.0%
-5%
0%
5%
10%
15%
20%
Q4-12 Q1-13 Q2-13 Q3-13
WITS Orders NMHG Revenue

Operating Profit
Continues to Improve
Operating Profit $ and % of Sales
($ in millions)
$57.3
$111.7
$128.3
2.1%
4.5%
4.9%
0.0%
2.0%
4.0%
6.0%
$25
$50
$75
$100
$125
$150
2007 2012 LTM 9/30/13
Prior Cycle Market Peak Mid-Cycle Market

Gap to Target Economics
Goal is to achieve minimum operating margin of 7% at mid-cycle over the next 3 – 5 years
9/30/13 LTM Gap to Target Economics
Margin Variances: +0.6%
Target Economics Gap Closure can be
achieved by:
1. Increased margin on ICE trucks
- Segmentation
- Low Cost of Ownership
2. Unit volume
- Share Growth
- Stronger Industry
- Volume Leverage
Volume Variances:
– Mfgr. Variances/Other (1.3%)
– Operating Expenses  (1.4%)
Operating Profit % Gap (2.1%)
Operating Profit $ Gap $54m
Unit Margin (0.7%)
Parts/Other +1.3%
–
–

Volume Leverage on Manufacturing Capacity
Approximately $125m NMHG Manufacturing Fixed Cost
– Ability to produce 115,000* units annually
– At Capacity
Approximately $30m additional Fixed Cost Absorption
Operating Costs aligned with targets at increased sales volumes
Objective of minimum 25,000 unit volume increase from 2013 levels
$600m additional Revenue
$64m+ incremental Operating Profit
* Excludes UTILEV and SN Products
48%
31%
33%
25%
0%
20%
40%
60%
80%
100%
2010 2011 2012 2013 2016-2017
Unused Capacity
Unit Volume

Over the Remainder of this Market Cycle, Target Volumes
Driven by…
– Industry recovery of 15-20% from 2013 levels
EMEA 20-25% - near prior peak
Americas 10-15%
North America near prior peak
New peaks in Latin America
Asia 10-15% - resume growth to new peaks
– Global share growth of approximately 2 percentage points
– 5 Strategic initiatives
3 Supplemental initiatives

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HYSTER-YALE MATERIALS HANDLING

Five Key Strategic Initiatives to Drive Margins and Market
Share Over the Next 3 - 5 Years
Unit Margin Unit Share
Enhanced Understanding of Customer
Needs to Drive Tailored Solutions
Masters of the World of Low Cost
Ownership

Succeed in Asian Markets
Enhance Independent Distribution
Significantly Improve Warehouse
Business Position

Applications
– Launched application strategy guides for Trucking and
Grocery
– Global study of Steel industry underway
– New business wins
In trucking, grocery, steel and paper
– Continual roll out of industry strategies and guides
Segment the global market
Best product fit for customer application
Develop solutions for major segments
Segmentation
– Additional standard and utility models
– Separated standard/premium segments
– All products available by 2016
Tailored application solutions
Strengthened product positioning
Strong relationship with customers in target
industries
Enhanced Understanding of Customer
Needs to Drive Tailored Solutions
Key Elements
Strategic Objectives Progress and Expectations

Masters of the World of Low Cost of Ownership
Revenue growth by delivering lowest cost of
ownership in target applications
Expand fleet management
Cost of truck/lease
– Cost reduction programs in conjunction with
Supply Base
– Attractive lease rates through improved
understanding of applications and operating
costs
Fuel energy efficiency
– 15%  improvement in Big Truck fuel efficiency
– Improved energy efficiency of electric trucks
Service/repair costs
– Reduced service/repair costs per hour
– Service cost calculator rolled out in Europe
– Telemetry product offering launched
Continuous improvement over time
Understand major cost drivers:
Strategic Objectives
Key Elements
Progress and Expectations
Direct (truck price, fuel, service, operator)
Indirect (safety, litigation, pollution)

Enhanced dealer organization and structure
Add new products tailored to needs of Asian markets
Strengthened local presence in Asia and India
Continued development of strategic relationships
Established new office in Malaysia
Sales and marketing resources added
New major account business won
Indian and Chinese partners producing locally
New dealers appointed
Increase Asian presence
Strengthen dealer organization
Strong local partners in China, India & Japan
Leverage Sumitomo Heavy Industries strength
with Japanese customers
Succeed in Asian Markets
Strategic Objectives Progress and Expectations
Key Elements

Recruit/develop strongest dealers
Opportunity for dealers to make strong returns
on investment
Combine dealer entrepreneurship and
performance with world class OEM support
Enhanced sales specialization
Dedicated dealer development team
24 dual-brand dealers, 13 appointed in past year
11 competitor dealers converted in past year
Strengthened European network
Major effort underway on account identification
and enhanced coverage
Continuous improvement over time
Dealer restructuring
Expanded dual-brand ownership
Dealer excellence program
Customer / industry intelligence
Enhanced Independent Distribution
Strategic Objectives
Key Elements
Progress and Expectations

Gain share in faster growing segment of
market
Improve dealer value proposition
Engage dealers in developing warehouse
capabilities
Product gap closure
Investment in specialist talent
New product launches
Global product developed
800 dealer sales people trained in Americas
Europe and Asian initiatives launched
Dedicated warehouse specialist teams
Product enhancements
Dealer engagement
Leverage competitive advantages
– Distribution
– Fleet management
Significantly Improve Warehouse Business Position
Strategic Objectives
Key Elements
Progress

Supplemental Initiatives
Big Trucks
– Growth opportunity
– Additional resources
Global team
Focus on industry / customer solutions
– Tier 4 leadership
Sales and marketing organization
– Alignment with strategy execution
– Focus on accountability
– Talent management
Brazil
– New manufacturing facility in process
– Strengthened management team
– Expand local product line production

Q3 2013 Highlights
Q3 2013 Results
Hyster-Yale Outlook – Longer-term
10% growth in Q3 2013 revenue and 11% growth in
operating income vs Q3 2012
2013 SG&A share gain investment continues in 2014
– Full year maturity in 2015
– 2013 results reflect improved share position
– Early progress evident
Fourth quarter global lift truck market expected to grow moderately, primarily in China and the Americas.  Weakness in Latin America
and Western Europe expected to continue.
Expected improvements in unit volumes and gross profit expected to be largely offset by a shift in sales mix to lower-margin products and higher SG&A to support strategic initiatives, resulting in moderate improvement in Q4 ‘13 operating profit.
Backlog of 28,400 units at 9/30/13 represents >16 weeks of
production and supports 4 quarter 2013 production plan
($ in millions)
Hyster-Yale Outlook – Short Term
Close gap to 7% target economics at mid-cycle
30%+ unit volume growth
•
Industry Recovery
•
Share Growth
Unit margin enhancement
•
Product segmentation
•
Low Cost of Ownership
$ $ %
Revenue $643.9 100.0% $2,600.4 100.0%
Operating
Profit
31.3 4.9% 128.3 4.9%
Net Income 23.5 3.6% 116.7 4.5%
EBITDA
(1)
$39.3 6.1% $161.1 6.2%
Debt $121.8
Cash $184.7
Net Cash $62.9
2013 Third Quarter Q3-13 TTM
%

(1)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 21.
_____________________
th

Strong Free Cash Generation and Conservative Capital
Structure
Strong cash generation with $384 million cumulative cash flow before financing since
2009
Conservative capital structure as of 9/30/13 with debt of $121.8 million and cash of
$184.7 million
Debt / LTM EBITDA (2)
Stability to weather market changes with significant flexibility for growth
Cash Flow before Financing (1)
_____________________
.(1) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities.
(2)    EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 21.
($ in millions)
Net Debt Gross Debt
0.0x
0.8x
0.0x
0.5x
1.0x
1.5x
2.0x
9/30/13
$122
$39 $39
$109
$75
$0
$50
$100
$150
2009 2010 2011 2012 9/30/13 YTD

Rationale for Investing in Hyster-Yale…
1) Leading position in growing industry benefiting from globalization and worldwide economic recovery and development
2) Premier brands, comprehensive global product line and exclusive, global independent distribution network
3) Strong economic engine driven by volume economies of scale
4) Focused strategic initiatives to gain market share and enhance margins over next 3 – 5 years
5) Strong balance sheet, financial flexibility and attractive returns on capital employed
6) High potential for partnership and consolidation opportunities
7) Focused investment in capital goods sector with growth opportunity:
a) In developed countries from exposure to goods movement, distribution and warehousing
b) In developing countries (Brazil, Eastern Europe, India and Asia) from exposure to industrialization

Appendix

Non-GAAP Disclosure
EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies.  Hyster-Yale defines each as the following:
EBITDA is defined as income before income taxes and non-controlling interest (income) expense plus net interest expense and depreciation and amortization expense;
Return on total capital employed (“ROTCE”) is defined as net income before interest expense, after tax, divided by average capital employed.  Average capital employed is defined as average equity plus average debt less average cash.
For reconciliations from GAAP measurements to non-GAAP measurements, see pages 22 and 23.

Non-GAAP Reconciliation
($ in millions)
_____________________
Note: *EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and non-controlling interest income plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
Year Ended December 31 LTM
2010 2011 2012 9/30/13
Reconciliation of EBITDA
Net income (loss) attributable to stockholders $32.4 $82.6 $98.0 $116.7
Noncontrolling interest income (loss) (0.1) – 0.1 0.2
Income taxes provision (benefit) 1.8 18.9 7.0 6.1
Interest expense 16.6 15.8 12.4 9.9
Interest income (2.3) (1.8) (1.5) (1.7)
Depreciation and amortization expense 33.9 31.3 28.0 29.9
EBITDA $82.3 $146.8 $144.0 $161.1

Non-GAAP Reconciliation (continued)
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
9/30/13 LTM
LTM  Average Equity (9/30/13, 6/30/13, 3/31/13,12/31/12 and 9/30/12)  $373.6
LTM  Average Debt (9/30/13, 6/30/13, 3/31/13,12/31/12 and 9/30/12) 136.5
LTM  Average Cash (9/30/13, 6/30/13, 3/31/13,12/31/12 and 9/30/12) (155.0)
LTM average capital employed $355.1
LTM Net income $116.7
Plus: LTM Interest expense, net 9.9
Less: Income taxes on interest expense, net at 38% (3.8)
Actual return on capital employed = actual net income before interest expense, net, after tax $122.8
Actual return on capital employed percentage 34.6%
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.

Cash Flow before Financing Calculation
($ in millions)
Year Ended December 31 Trailing 12 Months
2010 2011 2012 9/30/13
Reconciliation of Cash Flow before Financing
Net cash provided by operations $47.5 $54.6 $128.7 $148.8
Net cash used for investing activities (8.5) (15.9) (19.5) (22.5)
Cash Flow before Financing $39.0 $38.7 $109.2 $126.3